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                        Daimler-Benz Vehicle Trust 1994-A
                            Monthly Servicing Report
                   Servicer: Mercedes-Benz Credit Corporation
                             Trustee: Citibank, N.A.



Collection Period: November 1996
Distribution Date: 12/16/96

Statement for Class A and Class B Certificateholders Pursuant to
Section 4.9 of the Pooling and Servicing Agreement                                                           Per $1,000 of Original
                                                                                                                 Class A/Class B
                                                                                                               Certificate Amount
                                                                                                            -----------------------
   (i) Principal Distribution
           Class A Amount                                                               $   7,824,034.00         $  12.909522
           Class B Amount                                                               $     966,523.27         $  14.352721

  (ii) Interest Distribution
           Class A Amount                                                               $     481,289.00         $   0.794119
           Class B Amount                                                               $      53,476.56         $   0.794119

 (iii) Amount of Distribution allocable to the Yield Supplement Amount                  $       1,552.96
                                                                                        ----------------
           Class A Amount                                                               $       1,397.66
           Class B Amount                                                               $         155.30

       Amount of Distribution allocable to the (Excess) Shortfall Amount                ($      2,518.66)
                                                                                        ----------------
           Class A Percentage                                                           ($      2,266.79)
           Class B Percentage                                                           ($        251.87)

  (iv) Monthly Servicing Fee                                                            $      89,876.56         $   0.133465
                                                                                        ----------------
           Monthly Supplemental Servicing Fee                                           $           0.00         $   0.000000
           Class A Percentage of the Servicing Fee                                      $      80,888.90         $   0.133465
           Class A Percentage of the Supplemental Servicing Fee                         $           0.00         $   0.000000
           Class B Percentage of the Servicing Fee                                      $       8,987.66         $   0.133465
           Class B Percentage of the Supplemental Servicing Fee                         $           0.00

   (v) Class A Principal Balance (end of Collection Period)                             $  89,242,654.37
       Class A Pool Factor (end of Collection Period)                                          14.724884%
       Class B Principal Balance (end of Collection Period)                             $   9,915,850.48
       Class B Pool Factor (end of Collection Period)                                          14.724884%

  (vi) Pool Balance (end of Collection Period)                                          $  99,158,504.85

 (vii) Class A Interest Carryover Shortfall                                             $           0.00         $   0.000000
       Class A Principal Carryover Shortfall                                            $           0.00         $   0.000000
       Class B Interest Carryover Shortfall                                             $           0.00         $   0.000000
       Class B Principal Carryover Shortfall                                            $      97,186.15         $   1.443199

(viii) Amount Otherwise Distributable to the Seller that is Distributed to Either
       the Class A or Class B Certificateholders                                        $           0.00

  (ix) Balance of the Reserve Fund Property (end of Collection Period)
           Class A Amount                                                               $  20,202,230.76
           Class B Amount                                                               $           0.00

   (x) Aggregate Purchase Amount of Receivables repurchased by
       the Seller or the Servicer                                                       $           0.00
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